THE GABELLI SMALL CAP GROWTH FUND

                               SEMI-ANNUAL REPORT
                                 MARCH 31, 2003

TO OUR SHAREHOLDERS,

      After rallying briefly in early January, small cap stocks retreated along with the broad market through mid-March as investors tried to digest the political and economic consequences of the impending war with Iraq. When President Bush gave his final warning to Saddam Hussein and two days later unleashed the Shock and Awe aerial assault on Iraq, the market enjoyed one of its best weeks in history, briefly pushing the leading market indices into positive territory for the quarter. However, as military progress slowed, stocks pulled back again, finishing the first quarter of 2003 in the red. Small cap stocks modestly under-performed the broad market during the quarter, with the Russell 2000 Index declining 4.49% versus the Standard & Poor's ("S&P") 500 Index's 3.15% loss. The Gabelli Small Cap Growth Fund (the "Fund") declined 5.08% during the first quarter.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS THROUGH MARCH 31, 2003 (A)
                -------------------------------------------------
                                     SINCE
                         QUARTER INCEPTION (B) 10 YEAR 5 YEAR   3 YEAR   1 YEAR
                         ------- ------------- ------- ------   ------   ------
Gabelli Small Cap
  Growth Fund .......... (5.08)%    12.94%      9.83%   1.51%    0.28%  (17.49)%

Russell 2000 Index ..... (4.49)%     7.87%      6.22%  (4.12)% (11.00)% (26.96)%
Value Line Composite
  Index ................ (5.28)%    10.38%      9.02%   0.02%   (2.83)% (25.26)%

 (a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Russell 2000 and Value Line Composite Indices are unmanaged indicators of stock market performance. Performance for periods less than one year is not annualized.
 (b) From commencement of investment operations on October 22, 1991.
--------------------------------------------------------------------------------

COMMENTARY

      As we prepare this letter, U.S.-led coalition forces control almost all of Iraq and the quick and decisive victory most of the world hoped for has been achieved. Investor focus is already shifting from the war to the economy and corporate earnings. Over the next several months, we will see whether uncertainty regarding Iraq has been the primary restraint on the economy.

      Recently released economic data has been troublesome. Institute for Supply Management ("ISM") barometers indicate that manufacturing and services contracted in March. New jobless claims are again trending higher, consumer sentiment readings remain near 10-year lows, consumer spending is off, the robust new housing market is showing signs of softening, and business investment and capital spending, which had shown modest improvement in the fourth quarter of 2002, has stalled.

INVESTMENT RESULTS (A)(C)
--------------------------------------------------------------------------------
                                      Calendar Quarter
                           --------------------------------------
                             1ST       2ND       3RD       4TH        YEAR
  2003: Net Asset Value ....$17.02     --        --        --           --
        Total Return ....... (5.1)%    --        --        --           --
-------------------------------------------------------------------------------
  2002: Net Asset Value ....$20.92    $20.24    $17.04    $17.93      $17.93
        Total Return .......  8.9%     (3.3)%   (15.8)%     6.7%       (5.3)%
-------------------------------------------------------------------------------
  2001: Net Asset Value ....$18.45    $20.43    $17.13    $19.21      $19.21
        Total Return ....... (1.4)%    10.7%    (16.2)%    14.3%        4.7%
-------------------------------------------------------------------------------
  2000: Net Asset Value ....$22.24    $22.77    $23.60    $18.71      $18.71
        Total Return .......  3.8%      2.4%      3.6%      1.1%       11.3%
-------------------------------------------------------------------------------
  1999: Net Asset Value ....$19.59    $22.94    $21.84    $21.43      $21.43
        Total Return ....... (6.8)%    17.1%     (4.8)%     9.9%       14.2%
-------------------------------------------------------------------------------
  1998: Net Asset Value ....$23.93    $23.59    $18.81    $21.01      $21.01
        Total Return ....... 10.9%     (1.4)%   (20.3)%    14.7%        0.0%
-------------------------------------------------------------------------------
  1997: Net Asset Value ....$19.11    $22.23    $25.42    $21.58      $21.58
        Total Return .......  3.1%     16.3%     14.7%     (0.8)%      36.5%
-------------------------------------------------------------------------------
  1996: Net Asset Value ....$19.65    $20.68    $20.02    $18.53      $18.53
        Total Return .......  6.2%      5.2%     (3.2)%     3.4%       11.9%
-------------------------------------------------------------------------------
  1995: Net Asset Value ....$17.03    $17.88    $19.34    $18.50      $18.50
        Total Return .......  7.4%      5.0%      8.2%      2.6%       25.2%
-------------------------------------------------------------------------------
  1994: Net Asset Value ....$16.76    $16.33    $17.24    $15.85      $15.85
        Total Return ....... (3.6)%    (2.6)%     5.6%     (2.1)%      (2.9)%
-------------------------------------------------------------------------------
  1993: Net Asset Value ....$15.46    $15.74    $16.90    $17.38      $17.38
        Total Return .......  6.6%      1.8%      7.4%      5.3%       22.8%
-------------------------------------------------------------------------------
  1992: Net Asset Value ....$13.42    $13.41    $13.10    $14.50      $14.50
        Total Return .......  9.9%     (0.1)%    (2.3)%    12.1%       20.3%
-------------------------------------------------------------------------------
  1991: Net Asset Value .... --        --        --       $12.21      $12.21
        Total Return ....... --        --        --        22.9%(b)    22.9%(b)
-------------------------------------------------------------------------------

                                Dividend History
--------------------------------------------------------------------------------
PAYMENT (EX) DATE     RATE PER SHARE     REINVESTMENT PRICE
December 20, 2002         $0.255              $18.03
December 20, 2001         $0.360              $18.66
December 20, 2000         $4.782              $17.40
December 20, 1999         $2.462              $20.55
December 21, 1998         $0.534              $19.80
December 29, 1997         $3.590              $21.29
September 30, 1997        $0.070              $25.42
December 27, 1996         $2.160              $18.46
December 29, 1995         $1.340              $18.50
December 30, 1994         $1.030              $15.85
December 31, 1993         $0.420              $17.38
December 31, 1992         $0.185              $14.50
December 31, 1991         $0.080              $12.21

--------------------------------------------------------------------------------
                   Average Annual Returns - March 31, 2003 (a)
                   -------------------------------------------

  1 Year ........................................ (17.49)%
  5 Year ........................................   1.51%
  10 Year .......................................   9.83%
  Life of Fund (b) ..............................  12.94%
--------------------------------------------------------------------------------

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost.
(b) From  commencement  of investment  operations  on October 22, 1991.
(c) The Fund's fiscal year ends September 30.
Note: Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities.
--------------------------------------------------------------------------------

      Importantly, however, oil prices have come way down from their pre-war peaks and we believe will eventually settle in the mid-$20 per barrel range. This is the equivalent of an enormous tax cut for individuals and businesses. Victory in Iraq has also increased President Bush's political capital, improving the chance that we will see at least some of the Administration's economic stimulus package make it through Congress. Finally, the Federal Reserve Board ("Fed") still has leverage in the form of another rate cut if needed and/or the ability to inject additional liquidity into the financial system, which we believe it is ready to provide if the economy fails to regain much traction in the months ahead.

      Longer term, our outlook for the economy and markets hasn't changed. We are still anticipating a three to five year period of modest economic and corporate profit growth with annualized Gross Domestic Product ("GDP") growth in the 3% range and 6% annualized growth in corporate profits. If interest rates remain relatively low, this should translate into stock market gains in line with earnings growth. If rates increase significantly, price/earnings multiple contractions would likely keep the market moving sideways. In either scenario, we believe stock selection will be the most critical element in generating satisfactory returns.

INVESTMENT SCORECARD

      There wasn't an obvious industry group theme for our best and worst performing stocks in the first quarter. Top performers included Whitman Education Group, XM Satellite Radio, Penwest Pharmaceuticals and Lamson & Sessions. Among our more disappointing performers for the quarter were
Shenandoah Telecommunications, Orthodontic Centers of America, mobile home manufacturer Fleetwood Enterprises, and broadcasters Salem Communications and Sinclair Broadcasting.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

AZTAR CORP. (AZR - $13.43 - NYSE) is a gaming company that owns and operates three casino hotels: Tropicana Casino and Resort in Atlantic City, New Jersey; Tropicana Resort and Casino in Las Vegas, Nevada; and Ramada Express Hotel and Casino in Laughlin, Nevada. Aztar also owns and operates two riverboat casinos in Caruthersville, Missouri and Evansville, Indiana.

CLARCOR INC. (CLC - $36.20 - NYSE), founded in 1904, is a U.S.-based manufacturer and marketer of engine-mobile filtration products, industrial/environmental filtration products and consumer packaging products. CLARCOR markets a full line of oil, air, fuel, coolant and hydraulic fluid filters that are used in a wide variety of applications, including engines and industrial equipment. The company markets commercial and industrial air filters and systems, electrostatic contamination control equipment, and electrostatic high precision spraying equipment. The air filters and systems remove contaminants from recirculated indoor air and from processed air that is exhausted outdoors. Containers and plastic closures manufactured by the company are used in packaging a wide variety of dry and paste form products, such as food specialties, beverages and juices, cosmetics and toiletries, drugs and pharmaceuticals, and film.

CTS CORP. (CTS - $6.10 - NYSE) is a global electronic component and assembly designer with manufacturing operations located in North America, Asia, and Europe. Headquartered in Elkhart, Indiana, CTS sells its products to original equipment manufacturers ("OEMs") primarily in the communications equipment, automotive, and computer equipment industries around the world. As part of their growth strategy, CTS aims to expand its automotive sensor product base and focus on next generation technologies and new applications. Over the last twelve months the company has improved its cost structure and reduced debt levels, better positioning it for earnings growth going forward.

FLOWERS FOODS INC. (FLO - $27.39 - NYSE) produces a wide array of fresh and frozen bakery goods, including breads, rolls, and snack cakes, which are distributed through retail, foodservice and vending end channels. Despite only reaching about half of the U.S. population, Flowers' Nature's Own brand is the number one selling soft variety bread in the U.S. On January 30, 2003 Flowers announced it had reached an agreement to sell its MRS. SMITH'S frozen dessert business to Schwan Food Company for approximately $240 million. The transaction will allow Flowers to better leverage its key strength in the production and direct-store-delivery of fresh baked products. Additionally, the company will focus on driving growth in snack cakes and frozen bread, which are distributed on a national basis.

MIDLAND CO. (MLAN - $17.90 - NASDAQ) is a specialty property and casualty insurance provider headquartered in Amelia, Ohio. The company's primary business is to provide insurance for manufactured homes, although in recent years Midland has expanded into other insurance business lines such as watercraft, motorcycle, snowmobile, and recreational vehicle insurance. Midland is an above-average underwriter and has produced an underwriting profit in eight of the past ten years. The company also owns a niche river transportation business that generates approximately 5% of pre-tax income. Midland has four strategies for growth: organic growth, strategic acquisitions, strategic alliances, and expansion of low-risk fee income business.

PARK PLACE ENTERTAINMENT CORP. (PPE - $7.12 - NYSE) is primarily engaged in the ownership, operation and development of gaming facilities. The operations of the company are conducted under the Caesars, Bally's, Paris, Flamingo, Grand, Hilton, and Conrad brands. The company operates seventeen wholly owned casino properties in the United States, including eight in Nevada, three in New Jersey, and five in Mississippi. PPE also has equity interests in and/or derives fees from eleven other gaming properties located in other domestic and international markets.

ROBBINS & MYERS INC. (RBN - $13.46 - NYSE) is an international manufacturer of industrial mixing equipment, glass-lined vessels, industrial pumps and corrosion resistant products serving the process industries such as specialty chemicals, pharmaceuticals, water treatment, oil and gas, food and beverage. Robbins & Myers is an attractive company in a consolidating industry. About 60% of their revenues are in the pharmaceutical market, primarily Romaco products for packaging, printing and the processing of pharmaceutical materials. Demand for pharmaceutical products is driven by the aging population, the accelerating pace of new drugs and the increasing growth of generic drugs. Romaco also provides horizontal integration to Robbins' mixer and vessel businesses, creating further opportunities for growth. The company's remaining businesses are in the energy (17%) and industrial (22%) markets. These markets are depressed due to the weak economy but should present significant earnings leverage when the economy rebounds.

ROPER INDUSTRIES INC. (ROP - $28.85 - NYSE) is a leading manufacturer of analytical and fluid handling instruments and industrial controls serving a broad range of markets including scientific research, medical diagnostics, oil and gas, semiconductor, automotive and other industries. The company is a strong cash flow generator. Roper uses its cash flow to acquire complementary companies or stand-alone enterprises that add value to the firm. These acquisitions include pumps, control valves and electron microscopy accessories that will provide critical mass for Roper to gain share in their respective niche markets. Recently, the company expanded its corporate development staff and announced a plan to have $450 million available for future acquisitions, to step up its deal activities.

THOMAS INDUSTRIES INC. (TII - $24.80 - NYSE) designs and manufactures vacuum pumps and compressors for use by global OEMs, pneumatic construction equipment, lab equipment and leakage detection systems. Thomas owns 32% of Genlyte Group (GLYT - $32.93 - Nasdaq), which we believe is worth $12 per TII share, marked to model (as opposed to marked to market). Thomas recently acquired Werner
Rietschle for 85.5 million euros in cash, 1.8 million shares and 20 million euros in assumed debt. This acquisition will dramatically increase the company's scale in Europe without much product overlap.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Funds' portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                       MAY                JUNE              JULY
                       ---                ----              ----
      1st Tuesday      Howard Ward        Howard Ward       Howard Ward
      1st Wednesday    Henry Van der Eb   Susan Byrne       Caesar Bryan
      2nd Wednesday    Caesar Bryan       Walter Walsh      Charles Minter & Martin Weiner
      3rd Wednesday    Elizabeth Lilly    Ivan Arteaga      Hartswell Woodson
      4th Wednesday    Barbara Marcin     Barbara Marcin    Ivan Arteaga
      5th Wednesday                                         Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      The U.S.-led coalition has achieved its mission of liberating the people of Iraq. We are focused on our mission -- identifying quality small cap stocks with the best long-term return potential. Through rigorous research we are confident our Fund can continue to produce superior long-term returns.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 800-GABELLI (800-422-3554). The Fund's Nasdaq symbol is GABSX. Please call us during the business day for further information.

                                                    Sincerely,

                                                    /S/ MARIO J. GABELLI

                                                    MARIO J. GABELLI, CFA
                                                    Portfolio Manager and
                                                    Chief Investment Officer

May 5, 2003

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------
                                                   MARKET
      SHARES                           COST         VALUE
      ------                           ----        -------

              COMMON STOCKS -- 94.5%
              AGRICULTURE -- 0.0%
      30,000  Cadiz Inc.+ ..........$    231,017 $      3,150
      17,000  Sylvan Inc.+ .........     185,475      165,750
                                    ------------ ------------
                                         416,492      168,900
                                    ------------ ------------
              AUTOMOTIVE -- 0.0%
       1,500  Oshkosh Truck Corp. ..      89,796       93,450
                                    ------------ ------------
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 3.8%
      15,000  Aftermarket
                Technology Corp.+ ..     184,800      169,500
       3,000  American Axle &
                Manufacturing
                Holdings Inc.+ .....      73,432       63,120
      10,000  ArvinMeritor Inc. ....     262,831      139,900
      41,000  BorgWarner Inc. ......   1,691,140    1,961,440
      90,000  Exide Technologies+ ..      54,188       27,900
      40,000  Federal-Mogul Corp.+ .      79,500        5,760
     315,000  GenCorp Inc. .........   2,935,545    1,968,750
     175,000  Midas Inc.+ ..........   2,246,617    1,277,500
     235,000  Modine
                Manufacturing Co. ..   5,682,804    3,522,650
       5,250  Monro Muffler
                Brake Inc.+ ........      52,860      110,250
      16,000  O'Reilly Automotive
                Inc.+ ..............     470,949      433,600
      42,000  Pep Boys - Manny,
                Moe & Jack .........     431,073      319,200
     153,500  Raytech Corp.+ .......     494,691      901,045
     195,500  Scheib (Earl) Inc.+ ..   1,317,365      410,550
     160,000  Standard Motor
                Products Inc. ......   2,536,009    1,776,000
      18,000  Strattec Security
                Corp.+ .............     456,646      792,000
      13,400  Superior Industries
                International Inc. .     356,882      488,162
     389,000  Tenneco Automotive
                Inc.+ ..............     906,080      879,140
      14,000  Thor Industries Inc. .     259,454      350,420
     156,100  TransPro Inc.+ .......   1,373,214      640,010
                                    ------------ ------------
                                      21,866,080   16,236,897
                                    ------------ ------------
              AVIATION: PARTS AND SERVICES -- 3.4%
      25,000  AAR Corp.+ ...........     302,990       94,500
     100,000  Aviall Inc.+ .........     896,691      774,000
      23,000  Barnes Group Inc. ....     448,712      486,680
      54,000  Curtiss-Wright Corp. .   1,303,945    3,267,000
      17,100  Curtiss-Wright Corp.,
                Cl. B ..............     956,620    1,003,770
       7,500  Ducommun Inc.+ .......      80,125       76,500
       3,000  EDO Corp.                   19,456       54,300
       7,000  Embraer-Empresa Brasileira
                de Aeronautica,
                S.A., ADR ..........     100,210       81,130
     112,500  Fairchild Corp.,
                Cl. A+ .............     771,609      495,000
       6,400  Gamesa Corporacion
                Technologica, S.A.+      115,705      118,025
     448,500  Kaman Corp., Cl. A ...   7,205,000    4,386,330
     115,000  Moog Inc., Cl. A+ ....   1,572,581    3,519,000
       2,000  Woodward
                Governor Co. .......      93,006       69,980
                                    ------------ ------------
                                      13,866,650   14,426,215
                                    ------------ ------------

                                                   MARKET
      SHARES                           COST         VALUE
      ------                           ----        -------
              BROADCASTING -- 4.9%
     110,500  Acme Communications
                Inc.+ ..............$    894,107 $    712,725
      22,000  Beasley Broadcast
                Group Inc.,
                Cl. A+ .............     240,529      213,620
     202,500  Crown Media Holdings Inc.,
                Cl. A+ .............   1,592,763      556,875
       3,333  CTN Media Group+ .....      16,800            0
     422,500  Granite Broadcasting
                Corp.+ .............   1,722,038      667,550
     400,000  Gray Television Inc. .   4,147,023    3,600,000
      40,000  Gray Television Inc.,
                Cl. A ..............     586,300      424,000
      50,000  Hearst-Argyle
                Television Inc.+ ...     444,408    1,034,500
     183,900  Liberty Corp. ........   5,983,141    8,018,040
      90,000  On Command Corp.+ ....     604,242       79,200
     290,000  Paxson Communications
                Corp.+ .............   2,913,524      632,200
     113,500  Salem Communications Corp.,
                Cl. A+ .............   1,836,909    1,850,050
     135,000  Sinclair Broadcast
                Group Inc.,
                Cl. A+ .............   1,509,875    1,061,100
      75,000  Spanish Broadcasting
                System Inc., Cl. A+      743,589      460,500
       5,000  TiVo Inc.+ ...........      42,288       25,600
     102,500  Young Broadcasting Inc.,
                Cl. A+ .............   1,645,293    1,253,575
                                    ------------ ------------
                                      24,922,829   20,589,535
                                    ------------ ------------
              BUILDING AND CONSTRUCTION -- 0.1%
      32,000  Fleetwood
                Enterprises Inc.+ ..     349,529      129,920
       8,000  Florida Rock
                Industries Inc. ....     103,533      270,800
      25,000  Huttig Building
                Products Inc.+ .....      90,165       51,000
      10,000  Universal Forest
                Products Inc. ......     127,563      155,000
                                    ------------ ------------
                                         670,790      606,720
                                    ------------ ------------
              BUSINESS SERVICES -- 2.1%
       5,000  Brandpartners
                Group, Inc.+ .......       4,850          950
     610,400  Career Blazers
                Inc. (b) ...........     236,019      107,125
       6,000  Carlisle Holdings
                Ltd.+ ..............      30,250       17,940
       1,000  CheckFree Corp.+ .....       9,040       22,480
      35,000  Donnelley (R.H.)
                Corp.+ .............     478,007    1,038,800
     161,100  Edgewater Technology
                Inc.+ ..............     611,002      644,400
      16,000  Fisher Scientific
                International
                Inc.+ ..............     370,100      447,360
      20,000  Genuity Inc., Cl. A+ .       1,620        1,100
     152,000  GP Strategies Corp.+ .     593,100      770,640
      80,000  Industrial Distribution
                Group Inc.+ ........     224,062      230,400
      58,000  Interactive
                Data Corp.+ ........     499,811      812,580
      10,000  Interep National Radio
                Sales Inc., Cl. A+ .      57,070       17,700
      13,000  Landauer Inc. ........     234,859      477,100
       5,000  MDC Communications Corp.,
                Cl. A+ .............      15,450       21,200
     101,800  Nashua Corp.+ ........     928,427      906,020

                 See accompanying notes to financial statements.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------
                                                   MARKET
      SHARES                           COST         VALUE
      ------                           ----        -------
              COMMON STOCKS (CONTINUED)
              BUSINESS SERVICES (CONTINUED)
      60,000  National
                Processing Inc.+ ...$    561,808 $    835,200
      15,000  New England Business
                Service Inc. .......     270,375      384,000
      65,000  Paxar Corp.+ .........     662,313      744,250
      41,000  Pittson Brink's Group      935,231      568,260
       6,000  Princeton Video
                Image Inc.+ ........      35,250          900
      60,000  Professional
                Staff plc, ADR+ ....     308,031       97,500
       1,000  Protection One Inc.+ .       2,750        1,590
       6,000  StarTek Inc.+ ........     113,775      137,100
      92,000  Trans-Lux Corp. (a) ..     762,853      483,000
                                    ------------ ------------
                                       7,946,053    8,767,595
                                    ------------ ------------
              CABLE -- 3.6%
     230,000  Adelphia Communications
                Corp., Cl. A+ ......      29,650       40,250
     780,000  Cablevision Systems Corp.,
                Cl. A+ .............   4,520,065   14,812,200
     120,000  UnitedGlobalCom Inc.,
                Cl. A+ .............     970,184      366,000
                                    ------------ ------------
                                       5,519,899   15,218,450
                                    ------------ ------------
              COMMUNICATIONS EQUIPMENT -- 0.6%
     115,000  Allen Telecom Inc.+ ..   1,225,626    1,121,250
     108,000  Communications
                Systems Inc. .......     646,601      820,800
     240,000  Sycamore
                Networks Inc.+ .....     712,045      732,000
                                    ------------ ------------
                                       2,584,272    2,674,050
                                    ------------ ------------
              COMPUTER SOFTWARE AND SERVICES -- 0.9%
     350,000  Ascential
                Software Corp.+ ....   1,010,040      980,000
      45,500  BNS Co., Cl. A+ ......     288,311      121,712
      70,000  Bull Run Corp.+ ......     207,107       33,600
      13,000  Global Sources Ltd.+ .     322,250       54,730
      50,000  Jupitermedia Corp.+ ..     435,800      150,000
         200  Macromedia Inc.+ .....       2,370        2,416
      15,187  MKS Instruments
                Inc.+ ..............     284,328      189,838
     225,000  OpenTv Corp.+ ........   1,216,467      204,750
       8,000  Phoenix Technologies
                Ltd.+ ..............      55,158       34,000
         550  SafeNet Inc.+ ........      14,425       11,248
     800,000  StorageNetworks
                Inc.+ ..............   1,043,244      720,000
     327,000  Tyler Technologies
                Inc.+ ..............   1,270,657    1,154,310
     190,000  Xanser Corp.+ ........     667,708      343,900
                                    ------------ ------------
                                       6,817,865    4,000,504
                                    ------------ ------------
              CONSUMER PRODUCTS -- 3.1%
       3,500  Action Performance
                Companies Inc.+ ....      16,187       74,025
      21,500  Adams Golf Inc.+ .....      63,910       10,105
       2,500  Alberto-Culver
                Co., Cl. B .........     112,649      123,200
      28,000  Ashworth Inc.+ .......     120,031      177,800
      25,000  Church &
                Dwight Co. Inc. ....     354,732      759,000
      15,000  Coachmen
                Industries Inc. ....     117,198      165,000
      46,000  Department 56 Inc.+ ..     542,911      451,720

                                                   MARKET
      SHARES                           COST         VALUE
      ------                           ----        -------
      33,000  Dial Corp. ...........$    390,000 $    640,200
      16,000  Elizabeth
                Arden Inc.+ ........     201,080      157,440
       2,000  Genlyte Group Inc.+ ..       8,580       66,140
       2,000  Harley-Davidson Inc. .       4,713       79,420
     200,000  Hartmarx Corp.+ ......     967,321      412,000
      45,000  Levcor
                International Inc.+       92,197       81,000
       5,000  Madden (Steven)
                Ltd.+ ..............      41,205       78,350
     165,000  Marine Products
                Corp. ..............     238,676    1,534,500
      58,000  National Presto
                Industries Inc. ....   2,095,599    1,516,700
       5,000  Nature's Sunshine
                Products Inc. ......      68,955       43,850
      36,000  Rayovac Corp.+ .......     472,310      390,600
      60,000  Revlon Inc., Cl. A+ ..     288,973      165,600
       3,700  Scotts Co., Cl. A+ ...      71,963      191,660
       8,000  Skyline Corp. ........     142,678      208,800
      14,000  Stewart Enterprises Inc.,
                Cl. A+ .............      65,467       37,800
      84,425  Syratech Corp.+ ......      15,626       21,106
      17,000  WD-40 Co. ............     470,278      421,600
     626,000  Weider Nutrition
                International Inc.+    1,872,160      913,960
     260,000  Wolverine World
                Wide Inc. ..........   3,285,149    4,355,000
                                    ------------ ------------
                                      12,120,548   13,076,576
                                    ------------ ------------
              CONSUMER SERVICES -- 2.0%
      30,000  Bowlin Travel
                Centers Inc.+ ......      22,611       50,400
       3,400  Collectors
                Universe Inc.+ .....      32,032        9,214
      40,000  Loewen Group Inc.+ ...      60,400            0
       7,000  Martha Stewart Living
                Omnimedia Inc.,
                Cl. A+ .............      88,245       57,470
      20,000  Response USA Inc.+ ...      16,500           91
     255,000  Rollins Inc. .........   3,324,569    5,872,650
     100,000  USA Interactive
                Inc.+ ..............   1,068,180    2,679,000
                                    ------------ ------------
                                       4,612,537    8,668,825
                                    ------------ ------------
              DIVERSIFIED INDUSTRIAL -- 12.3%
     240,000  Acuity Brands Inc. ...   3,245,782    3,228,000
     100,000  Ampco-Pittsburgh
                Corp. ..............     972,481    1,298,000
       6,000  Anixter International
                Inc.+ ..............      57,120      136,020
     215,000  Baldor Electric Co. ..   4,198,556    4,601,000
     117,000  Chemed Corp. .........   3,905,653    3,707,730
     180,000  Crane Co. ............   3,663,625    3,135,600
     115,200  Denison International plc,
                ADR+ ...............   1,600,554    1,923,840
       5,000  Esco Technologies Inc.+                 166,379
                164,000
      90,000  Gardner Denver Inc.+ .   1,110,443    1,656,000
     120,000  GATX Corp. ...........   3,417,389    1,737,600
     240,000  GenTek Inc.+ .........     286,065        2,400
     160,100  Greif Bros. Corp.,
                Cl. A ..............   3,139,843    2,878,598
       1,000  Greif Bros. Corp.,
                Cl. B ..............      29,800       23,710
      26,000  Harbor Global
                Co. Ltd. ...........     122,937      197,600
       5,000  Insteel Industries
                Inc.+ ..............       4,250        3,375
      75,000  Katy Industries
                Inc.+ ..............     705,056      204,750

                 See accompanying notes to financial statements.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
      SHARES                           COST         VALUE
      ------                           ----        -------

              COMMON STOCKS (CONTINUED)
              DIVERSIFIED INDUSTRIAL (CONTINUED)
     185,000  Lamson &
                Sessions Co.+ ......$  1,099,954 $    945,350
      74,000  Lindsay
                Manufacturing Co. ..     746,915    1,591,000
     147,000  MagneTek Inc.+ .......   1,445,054      352,800
      35,000  Matthews International
                Corp.,
                Cl. A ..............     773,173      810,600
     268,750  Myers
                Industries Inc. ....   2,739,915    2,566,562
      42,000  Mykrolis Corp.+ ......     535,407      350,700
     610,400  Noel Group Inc.+ (b) .     222,822      301,421
      90,000  Oil-Dri Corporation of
                America ............     954,711      909,900
      15,000  Olin Corp. ...........     232,292      272,550
     255,000  Park-Ohio
                Holdings Corp.+ ....   1,669,272      882,300
      60,000  Precision
                Castparts Corp. ....   1,290,888    1,429,800
      65,000  Roper Industries
                Inc. ...............   2,421,076    1,875,250
     285,000  Sensient
                Technologies Corp. .   5,754,773    5,705,700
      10,000  Sonoco Products Co. ..     231,715      209,300
      65,000  Standex International
                Corp. ..............   1,318,407    1,238,250
      15,500  Tech/Ops Sevcon Inc. .     108,754       69,363
     298,700  Thomas Industries
                Inc. ...............   4,179,859    7,407,760
      12,000  Tredegar Corp. .......     136,129      143,400
      21,666  WHX Corp.+ ...........     327,619       44,415
                                    ------------ ------------
                                      52,814,668   52,004,644
                                    ------------ ------------
              EDUCATIONAL SERVICES -- 0.4%
       5,000  School
                Specialty Inc.+ ....     119,700       88,850
     104,500  Whitman Education
                Group Inc.+ ........     284,866    1,421,200
                                    ------------ ------------
                                         404,566    1,510,050
                                    ------------ ------------
              ELECTRONICS -- 1.9%
     155,000  CTS Corp. ............   1,770,875      945,500
      25,600  Fargo Electronics+ ...     157,621      261,120
      35,000  Lowrance
                Electronics Inc.+ ..      93,891      199,850
     300,000  Oak Technology Inc.+ .   1,372,192    1,059,000
     100,000  Park Electrochemical
                Corp. ..............   2,385,625    1,514,000
     297,000  Thomas & Betts
                Corp.+ .............   5,500,458    4,211,460
                                    ------------ ------------
                                      11,280,662    8,190,930
                                    ------------ ------------
              ENERGY AND UTILITIES -- 5.3%
      40,000  AGL Resources Inc. ...     746,290      945,200
      55,000  Aquila Inc. ..........     109,465      114,400
       6,400  BIW Ltd. .............      94,562      118,272
      95,000  Callon Petroleum
                Co.+ ...............     939,533      404,700
     144,000  CH Energy Group Inc. .   6,069,803    6,004,800
      10,000  Chesapeake Utilities
                Corp. ..............     187,062      188,000
     120,000  CMS Energy Corp. .....     714,027      529,200
      23,000  Connecticut Water
                Service Inc. .......     464,832      610,650
     130,000  DQE Inc. .............   1,875,619    1,584,700
     120,000  El Paso Electric
                Co.+ ...............   1,593,230    1,296,000
      66,666  Florida Public
                Utilities Co. ......     792,692      978,657

                                                   MARKET
      SHARES                           COST         VALUE
      ------                           ----        -------
      20,000  Middlesex Water Co. ..$    465,115 $    442,200
       1,500  Neg Micon A/S+ .......      26,992       15,649
      17,000  Nicor Inc. ...........     359,962      464,440
      15,000  Nordex AG+ ...........      32,726       17,841
       8,000  Petroleum Geo-Services
                ASA, ADR+ ..........     100,956        1,320
       2,000  PetroQuest
                Energy Inc.+ .......       5,250        3,020
     281,200  RPC Inc. .............     913,729    2,572,980
      15,000  SEMCO Energy Inc. ....     125,214       52,800
      17,000  SJW Corp. ............   1,657,489    1,300,500
      30,866  Southern Union Co.+ ..     492,518      375,022
     112,000  Southwest Gas Corp. ..   1,959,693    2,279,200
      14,000  Tesoro Petroleum
                Corp.+ .............     194,300      103,600
       4,000  Toreador Resources
                Corp.+ .............      15,250       10,080
       8,000  Vestas Wind
                Systems A/S ........      63,099       60,538
       5,700  W-H Energy
                Services, Inc.+ ....     126,515       97,584
     165,000  Westar Energy Inc. ...   2,751,551    1,999,800
                                    ------------ ------------
                                      22,877,474   22,571,153
                                    ------------ ------------
              ENTERTAINMENT -- 2.2%
      33,000  Ascent Media Group Inc.,
                Cl. A+ .............     144,819       38,280
      20,000  Canterbury Park
                Holding Corp.+ .....     215,807      300,000
     140,000  Dover Motorsports
                Inc. ...............     780,249      445,200
      57,965  Fisher Communications
                Inc. ...............   3,541,109    2,588,137
     151,000  GC Companies Inc.+ ...     164,590       27,180
     250,000  Gemstar-TV Guide
                International
                Inc.+ ..............   1,738,091      917,250
         500  Integrity Media
                Inc.+ ..............       3,550        2,295
      16,000  International Speedway
                Corp., Cl. A .......     515,479      640,960
       2,500  International Speedway
                Corp., Cl. B .......      45,000       99,000
      26,520  Liberty Media Corp.,
                Cl. A+ .............     295,774      258,040
      20,000  Loews Cineplex
                Entertainment
                Corp.+ .............      20,008           40
      10,000  Metromedia International
                Group Inc.+ (b) ....       6,700          150
     520,000  Six Flags Inc.+ ......   3,593,389    2,912,000
      50,000  Topps Co. Inc.+ ......     261,384      424,000
      76,400  World Wrestling
                Entertainment Inc.+      943,485      585,224
                                    ------------ ------------
                                      12,269,434    9,237,756
                                    ------------ ------------
              ENVIRONMENTAL SERVICES -- 1.4%
     250,000  Allied Waste
                Industries Inc.+ ...   2,447,961    1,997,500
      27,000  Catalytica Energy
                Systems Inc.+ ......     308,776       68,850
     180,000  Republic Services
                Inc.+ ..............   2,563,261    3,571,200
      70,000  Trojan
                Technologies Inc.+ .     392,797      432,105
                                    ------------ ------------
                                       5,712,795    6,069,655
                                    ------------ ------------

                 See accompanying notes to financial statements.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
      SHARES                           COST         VALUE
      ------                           ----        -------
              COMMON STOCKS (CONTINUED)
              EQUIPMENT AND SUPPLIES -- 11.5%
     118,000  AMETEK Inc. ..........$  1,405,198 $  3,895,180
     424,000  Baldwin Technology
                Co. Inc., Cl. A+ ...   1,366,989      127,200
      94,000  Belden Inc. ..........   2,012,031    1,010,500
      11,000  C&D Technologies
                Inc. ...............     221,080      131,780
      20,000  Capstone Turbine
                Corp.+ .............      57,000       14,400
     153,000  CIRCOR International
                Inc. ...............   1,903,630    2,079,270
     220,000  CLARCOR Inc. .........   2,702,431    7,964,000
     235,200  Core Molding Technologies
                Inc.+ ..............     407,905      343,392
     200,000  Crown Holdings Inc.+ .     807,766    1,124,000
      66,000  Cuno Inc.+ ...........   1,134,558    2,219,580
       3,000  Danaher Corp. ........     102,310      197,280
      35,000  Donaldson Co. Inc. ...     807,585    1,280,300
     449,600  Fedders Corp. ........   2,046,808    1,479,184
     217,000  Flowserve Corp.+ .....   3,504,754    2,528,050
      97,000  Franklin Electric
                Co. Inc. ...........   1,568,277    4,557,060
      40,000  General Magnaplate
                Corp.+ (b) .........      83,762       60,000
     110,000  Gerber Scientific
                Inc.+ ..............   1,188,241      723,800
      80,275  Gorman-Rupp Co. ......   1,956,309    1,581,418
      62,000  Graco Inc. ...........     896,463    1,742,200
      42,000  GrafTech
                International Ltd.+      574,742      119,700
       2,000  Hughes Supply Inc. ...      28,473       46,580
      40,000  IDEX Corp. ...........     556,738    1,160,000
      18,000  Imagistics
                International Inc.+      338,870      335,160
     150,000  Interpump Group SpA ..     604,506      540,145
       2,000  Jarden Corp.+ ........      12,770       52,000
      10,000  K-Tron International
                Inc.+ ..............      74,932      159,350
      10,000  Littelfuse Inc.+ .....      80,430      178,900
      40,000  Lufkin Industries
                Inc. ...............     756,445      766,000
      16,000  Met-Pro Corp. ........     207,519      217,440
      12,000  Mueller Industries
                Inc.+ ..............     309,156      299,640
       4,500  Plantronics Inc.+ ....      56,548       65,745
      30,000  Robbins & Myers Inc. .     564,553      403,800
      40,500  Sequa Corp., Cl. A+ ..   1,502,140    1,387,125
      80,000  Sequa Corp., Cl. B+ ..   3,631,578    3,232,000
      80,000  SL Industries Inc.+ ..     986,661      471,200
       3,000  Smith (A.O.) Corp. ...      49,213       80,400
      15,000  Smith (A.O.) Corp.,
                Cl. A ..............     336,569      402,000
     100,000  SPS Technologies
                Inc.+ ..............   3,111,351    2,440,000
       5,000  Teleflex Inc. ........      76,167      178,500
      50,000  Tennant Co. ..........   1,602,465    1,575,000
       5,000  Valmont Industries
                Inc. ...............      40,625      108,000
       7,875  Watsco Inc., Cl. B ...      23,627      108,675
     100,000  Watts Industries
                Inc., Cl. A ........   1,467,451    1,558,000
      14,000  Wolverine Tube Inc.+ .     146,205       62,860
                                    ------------ ------------
                                      41,312,831   49,006,814
                                    ------------ ------------

                                                   MARKET
      SHARES                           COST         VALUE
      ------                           ----        -------
              FINANCIAL SERVICES -- 3.1%
      11,730  Alleghany Corp.+ .....$  2,217,084 $  1,920,788
      47,000  Argonaut Group Inc. ..   1,033,209      401,850
       2,800  Atalanta/Sosnoff
                Capital Corp.+ .....      32,539       32,900
      66,000  Bankgesellschaft
                Berlin AG+ .........   1,280,793       94,345
     135,300  BKF Capital
                Group Inc.+ ........   2,463,405    2,198,625
     270,000  CNA Surety Corp.+ ....   3,096,703    2,160,000
       4,000  Crazy Woman Creek
                Bancorp Inc. .......      51,340       57,380
      63,000  Danielson Holding
                Corp.+ .............     255,200       46,620
       3,000  Federal Agricultural
                Mortgage Corp.,
                Cl. C+ .............      24,000       65,370
      10,000  First Republic Bank+ .     251,467      216,000
      13,000  Flushing Financial
                Corp. ..............     237,544      226,200
      62,000  Hibernia Corp.,
                Cl. A ..............     827,787    1,051,520
      24,900  J Net Enterprises
                Inc.+ ..............      24,496       38,844
       2,000  LandAmerica Financial
                Group Inc. .........      24,350       79,500
      15,000  Metris Companies
                Inc. ...............     133,574       35,250
     124,000  Midland Co. ..........     940,476    2,219,600
       1,500  NetBank Inc. .........       6,000       13,935
       1,000  Republic
                Bancshares Inc.+ ...      12,523       19,950
      35,000  Riggs National Corp. .     563,309      502,250
      30,000  Sterling Bancorp .....     788,117      739,200
      43,000  Wilmington Trust
                Corp. ..............   1,354,239    1,195,400
                                    ------------ ------------
                                      15,618,155   13,315,527
                                    ------------ ------------
              FOOD AND BEVERAGE -- 5.6%
      26,000  Boston Beer Co.
                Inc., Cl. A+ .......     384,207      326,560
      13,000  Brown-Forman Corp.,
                Cl. A ..............     717,207    1,002,690
       7,500  Cheesecake
                Factory Inc.+ ......      37,036      242,025
      20,000  Corn Products
                International Inc. .     623,275      583,200
      87,000  Del Monte Foods Co.+ .     872,203      649,020
      85,000  Denny's Corp.+ .......     132,580       45,900
       2,500  Farmer Brothers Co. ..     389,323      767,600
     195,000  Flowers Foods Inc. ...   3,345,798    5,341,050
         500  Genesee Corp., Cl. A .           0        3,500
      21,500  Genesee Corp., Cl. B .      69,992      135,235
       5,000  Hain Celestial
                Group Inc.+ ........      94,524       75,550
      60,000  International Multifoods
                Corp.+ .............   1,269,363    1,159,200
     115,000  Interstate Bakeries
                Corp. ..............   1,629,067    1,207,500
       7,000  J & J Snack
                Foods Corp.+ .......     116,286      212,240
      14,500  MGP Ingredients Inc. .     208,251       95,120
      32,100  Mondavi (Robert) Corp.,
                Cl. A+ .............   1,042,459      643,605
       2,500  Northland Cranberries Inc.,
                Cl. A+ .............      12,906        1,925
       4,000  Omni Nutraceuticals
                Inc.+ ..............      13,563            3
     258,500  PepsiAmericas Inc. ...   3,346,759    3,039,960

                 See accompanying notes to financial statements.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
      SHARES                           COST         VALUE
      ------                           ----        -------
              COMMON STOCKS (CONTINUED)
              FOOD AND BEVERAGE (CONTINUED)
      65,000  Ralcorp Holdings
                Inc.+ ..............$    952,808 $  1,692,600
      80,000  Smucker (J.M.) Co. ...   1,808,776    2,797,600
     100,000  The Steak n
                Shake Co.+ .........   1,088,229      914,000
      36,629  Tootsie Roll
                Industries Inc. ....     596,848    1,045,022
      60,000  Triarc Companies
                Inc.+ ..............   1,455,146    1,671,000
                                    ------------ ------------
                                      20,206,606   23,652,105
                                    ------------ ------------
              HEALTH CARE -- 3.5%
      50,000  Apogent Technologies
                Inc.+ ..............   1,045,275      729,000
       1,000  ArthroCare Corp.+ ....       9,040       12,470
       7,000  Bio-Rad Laboratories
                Inc.,
                Cl. A+ .............     257,683      250,250
       1,000  Biomet Inc. ..........      30,350       30,650
       4,000  Bruker Daltonics
                Inc.+ ..............      15,165       11,964
       1,000  CONMED Corp.+ ........      15,430       16,410
      10,000  Corixa Corp.+ ........     196,695       68,400
      44,120  Del Global Technologies
                Corp.+ .............     163,463      104,123
       5,000  Digene Corp+ .........      40,000       82,700
       1,000  Enzo Biochem Inc.+ ...      13,097       13,070
       9,000  Exactech Inc.+ .......     105,205      101,610
      35,000  Henry Schein Inc.+ ...   1,241,638    1,578,500
      90,000  Inamed Corp.+ ........   2,319,324    3,219,300
       1,000  Integra LifeSciences
                Holdings+ ..........      19,480       23,000
      12,000  Interpore
                International Inc.+       84,380       96,000
      37,400  Inverness Medical
                Innovations Inc.+ ..     678,329      748,374
      33,000  Invitrogen Corp.+ ....   1,722,317    1,010,790
      15,000  Nabi
                Biopharmaceuticals+      105,625       90,000
      38,000  Orthodontic Centers of
                America Inc.+ ......     328,671      197,980
      10,000  Orthofix International
                NV+ ................     287,961      272,000
       1,000  OrthoLogic Corp.+ ....       3,400        3,390
       1,000  Osteotech Inc.+ ......       7,390        6,230
      31,500  Owens & Minor Inc. ...     605,454      552,825
      51,000  Penwest Pharmaceuticals
                Co.+ ...............     368,868      816,000
       1,000  Smith & Nephew
                plc, ADR ...........      57,873       62,350
      87,500  Sola International
                Inc.+ ..............   1,136,964    1,081,500
       1,000  Stryker Corp. ........      65,440       68,650
     200,000  Sybron Dental
                Specialties Inc.+ ..   3,711,716    3,490,000
     403,000  Twinlab Corp.+ .......   1,384,202       44,330
      75,000  Women First
                HealthCare Inc.+ ...      97,658       37,500
       1,000  Wright Medical
                Group Inc.+ ........      16,460       17,520
       1,000  Zimmer Holdings
                Inc.+ ..............      44,690       48,630
                                    ------------ ------------
                                      16,179,243   14,885,516
                                    ------------ ------------
              HOME FURNISHINGS -- 0.4%
      16,000  Bassett Furniture
                Industries Inc. ....$    286,154 $    168,000
       4,000  Bed Bath &
                Beyond Inc.+ .......      11,125      138,160
      15,000  Foamex International
                Inc.+ ..............     127,458       16,800
      30,000  La-Z-Boy Chair Co. ...     250,200      518,400
      70,000  Oneida Ltd. ..........     732,976      749,000
                                    ------------ ------------
                                       1,407,913    1,590,360
                                    ------------ ------------
              HOTELS AND GAMING -- 4.0%
     155,000  Aztar Corp.+ .........   1,132,370    2,081,650
     120,000  Boca Resorts Inc.,
                Cl. A+ .............   1,585,001    1,321,200
      12,000  Boyd Gaming Corp.+ ...      90,225      153,000
      39,500  Churchill Downs Inc. .   1,016,962    1,343,000
     104,000  Dover Downs Gaming &
                Entertainment Inc. .   1,038,939    1,028,560
      40,000  Extended Stay
                America Inc.+ ......     448,203      404,000
     160,000  Gaylord Entertainment
                Co.+ ...............   4,645,680    2,872,000
       5,000  Jurys Hotel
                Group plc ..........      27,762       36,828
      73,000  Kerzner International
                Ltd+ ...............   1,482,838    1,657,100
     350,000  La Quinta Corp.+ .....     836,562    1,067,500
      75,000  Lakes Gaming Inc.+ ...     859,720      412,500
     380,000  Magna Entertainment Corp.,
                Cl. A+ .............   2,525,050    1,637,800
     120,000  Park Place Entertainment
                Corp.+ .............   1,129,667      854,400
      60,000  Penn National
                Gaming Inc.+ .......     293,198    1,065,000
     100,000  Pinnacle Entertainment
                Inc.+ ..............     795,062      488,000
       3,000  Station Casinos
                Inc.+ ..............      13,350       63,330
      50,000  Trump Hotels & Casino
                Resorts Inc.+ ......     442,109      105,000
      70,000  Wyndham International Inc.,
                Cl. A+ .............     153,945       14,700
      20,000  Wynn Resorts Ltd.+ ...     279,144      308,800
      20,000  Youbet.com Inc.+ .....      51,494       35,400
                                    ------------ ------------
                                      18,847,281   16,949,768
                                    ------------ ------------
              METALS AND MINING -- 0.4%
     142,115  Kinross Gold Corp.+ ..     984,488      875,428
      10,000  Meridian Gold Inc.+ ..      75,630       94,500
      70,000  Placer Dome Inc. .....     653,970      686,000
     190,000  Royal Oak Mines
                Inc.+ ..............     322,487          950
      30,000  Stillwater
                Mining Co.+ ........     415,467       75,000
                                    ------------ ------------
                                       2,452,042    1,731,878
                                    ------------ ------------
              MUTUAL FUNDS -- 0.4%
      45,000  Central European Equity
                Fund Inc.+ .........     608,109      596,250
      33,466  France Growth
                Fund Inc.+ .........     342,657      166,995
      32,000  Germany Fund Inc. ....     358,820      127,040
      65,000  New Germany
                Fund Inc.+ .........     764,184      230,100

                 See accompanying notes to financial statements.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
      SHARES                           COST         VALUE
      ------                           ----        -------
              COMMON STOCKS (CONTINUED)
              MUTUAL FUNDS (CONTINUED)
      78,000  Pimco RCM Europe
                Fund Inc.+ .........$    611,900 $    447,720
      11,000  Spain Fund Inc. ......     103,029       71,720
                                    ------------ ------------
                                       2,788,699    1,639,825
                                    ------------ ------------
              PAPER AND FOREST PRODUCTS -- 0.2%
      20,000  Schweitzer-Manduit
                International Inc. .     494,958      450,000
      24,000  Wausau-Mosinee
                Paper Corp. ........     280,862      244,800
                                    ------------ ------------
                                         775,820      694,800
                                    ------------ ------------
              PUBLISHING -- 4.8%
     242,556  Independent News &
                Media plc ..........     380,260      357,315
     130,000  Journal
                Register Co.+ ......   2,099,165    1,983,800
      15,000  Lee Enterprises Inc. .     363,318      472,800
      53,500  McClatchy Co., Cl. A .   1,588,435    2,867,065
      73,500  Media General Inc.,
                Cl. A ..............   1,988,355    3,619,140
      29,000  Meredith Corp. .......     515,253    1,107,220
   1,116,100  Penton Media Inc.+ ...   1,732,600      613,855
     323,700  PRIMEDIA Inc.+ .......   1,044,305      793,065
     130,000  Pulitzer Inc. ........   4,366,943    5,664,100
     273,500  Thomas Nelson Inc.+ ..   2,894,350    2,327,485
       4,000  Value Line Inc. ......     162,772      184,600
      12,000  Wiley (John) & Sons Inc.,
                Cl. B ..............      46,500      271,800
                                    ------------ ------------
                                      17,182,256   20,262,245
                                    ------------ ------------
              REAL ESTATE -- 1.4%
     120,000  Catellus Development
                Corp.+ .............   1,542,085    2,520,000
     145,400  Griffin Land &
                Nurseries Inc.+ ....   1,765,853    1,704,088
      11,550  Gyrodyne Company of
                America Inc.+ ......     178,611      196,177
      25,000  Malan Realty
                Investors Inc.+ ....     243,160      102,500
     110,000  Morguard Corp. .......   1,392,683    1,368,512
      14,000  United Park
                City Mines Co.+ ....     271,462      229,950
                                    ------------ ------------
                                       5,393,854    6,121,227
                                    ------------ ------------
              RETAIL -- 2.8%
      35,000  Aaron Rents Inc. .....     380,856      713,300
      65,000  Aaron Rents Inc.,
                Cl. A ..............     524,217    1,309,750
     100,000  Burlington Coat Factory
                Warehouse Corp. ....   1,080,937    1,630,000
      15,000  Coldwater Creek
                Inc.+ ..............     172,823      142,350
     175,000  Ingles Markets Inc.,
                Cl. A ..............   2,176,507    1,671,250
     225,000  Lillian Vernon
                Corp.+ .............   3,479,056      947,250
     130,000  Neiman Marcus Group Inc.,
                Cl. B+ .............   4,106,529    3,495,700
      30,000  Sports Authority
                Inc.+ ..............      96,187      209,400
      57,500  Weis Markets Inc. ....   1,789,681    1,760,075
                                    ------------ ------------
                                      13,806,793   11,879,075
                                    ------------ ------------

                                                   MARKET
      SHARES                           COST         VALUE
      ------                           ----        -------
              SATELLITE -- 0.1%
      21,500  Liberty Satellite &
                Technology Inc.,
                Cl. A+ .............$     93,540 $     47,085
      11,500  Pegasus Communications
                Corp.+ .............     818,701      147,890
      37,000  Sirius Satellite
                Radio Inc+ .........     195,785       27,010
      35,000  XM Satellite Radio Holdings
                Inc., Cl. A+ .......     306,580      206,150
                                    ------------ ------------
                                       1,414,606      428,135
                                    ------------ ------------
              SPECIALTY CHEMICALS -- 5.3%
      45,000  Airgas Inc.+ .........     265,900      832,950
      38,000  Albemarle Corp. ......     838,805      925,300
      60,000  Arch Chemicals Inc. ..   1,257,423    1,122,000
      10,000  Cytec Industries
                Inc.+ ..............     278,296      278,500
      10,000  Dionex Corp.+ ........     300,000      330,300
     157,000  Ferro Corp. ..........   3,513,047    3,355,090
     130,000  Fuller (H.B.) Co. ....   2,306,337    3,005,600
     255,146  General Chemical
                Group Inc.+ ........   1,197,650      127,573
      50,000  Great Lakes
                Chemical Corp. .....   1,247,734    1,110,000
     450,000  Hercules Inc.+ .......   4,361,521    3,915,000
     175,000  MacDermid Inc. .......   3,078,524    3,578,750
     183,000  Material
                Sciences Corp.+ ....   1,735,070    1,842,810
     109,000  Omnova Solutions
                Inc.+ ..............     733,718      321,550
      50,000  Penford Corp. ........     539,601      598,500
      10,000  Quaker Chemical
                Corp. ..............     181,138      204,000
      73,000  Schulman (A.) Inc. ...     850,409    1,060,690
                                    ------------ ------------
                                      22,685,173   22,608,613
                                    ------------ ------------
              TELECOMMUNICATIONS -- 1.4%
       9,200  Atlantic Tele-
                Network Inc. .......      92,644      156,860
     186,900  Broadwing Inc.+ ......     459,601      747,600
      55,000  Citizens Communications
                Co.+ ...............     524,892      548,900
      53,300  Commonwealth Telephone
                Enterprises Inc.+ ..   1,212,423    2,069,106
      23,600  Commonwealth Telephone
                Enterprises Inc.,
                Cl. B+ .............     289,133      924,648
       6,795  Community Service
                Communications
                Inc.+ ..............     101,925       73,046
      46,950  D&E Communications
                Inc. ...............     605,207      545,089
      65,000  McLeodUSA Inc.,
                Cl. A, Escrow+ (b) .           0            0
       2,820  NTL Europe Inc.+ .....       1,861          155
         162  NTL Inc.+ ............       3,807        1,437
       2,000  RCN Corp.+ ...........       9,221        1,440
      25,000  Rogers Communications Inc.,
                Cl. B, ADR+ ........     226,377      266,500
      11,000  Shenandoah
                Telecommunications
                Co. ................     325,065      299,970
       2,500  Telewest Communications
                plc, ADR+ ..........       8,875       18,125
       4,181  WilTel Communications
                Inc.+ ..............      47,999       52,681
      53,000  Winstar Communications
                Inc.+ ..............         133           27
                                    ------------ ------------
                                       3,909,163    5,705,584
                                    ------------ ------------

                 See accompanying notes to financial statements.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
      SHARES                           COST         VALUE
      ------                           ----        -------
              COMMON STOCKS (CONTINUED)
              TRANSPORTATION -- 0.2%
      85,000  Grupo TMM SA de CV,
                Cl. A, ADR+ ........$    832,399 $    334,050
       2,000  Irish Continental
                Group plc ..........      18,258       16,755
      50,000  OMI Corp.+ ...........     313,120      235,000
       4,800  Providence & Worcester
                Railroad Co. .......      40,939       32,304
                                    ------------ ------------
                                       1,204,716      618,109
                                    ------------ ------------
              WIRELESS COMMUNICATIONS -- 1.4%
      35,000  AirGate PCS Inc.+ ....     321,443        8,750
      40,000  AT&T Wireless
                Services Inc.+ .....     360,371      264,000
      50,000  Centennial Communications
                Corp.+ .............     691,562       90,500
      80,000  Leap Wireless
                International Inc.+      588,287       10,800
     124,900  Microcell Telecommunications
                Inc., Cl. B+ .......       5,621        8,993
       5,000  Nextel Communications Inc.,
                Cl. A+ .............      35,338       66,950
      75,000  Price Communications
                Corp.+ .............     914,718      897,000
      61,000  Rogers Wireless
                Communications Inc.,
                Cl. B+ .............     901,391      652,700
      60,000  Rural Cellular Corp.,
                Cl. A+ .............     543,676       54,000
      25,000  Triton PCS Holdings Inc.,
                Cl. A+ .............     388,518       55,000
      10,000  Ubiquitel Inc.+ ......      42,850        3,800
      75,000  Vimpel-Communications,
                ADR+ ...............   1,942,591    2,587,500
     200,000  Western Wireless Corp.,
                Cl. A+ .............   1,060,247    1,124,000
                                    ------------ ------------
                                       7,796,613    5,823,993
                                    ------------ ------------
              TOTAL COMMON STOCKS .. 399,775,174  401,025,479
                                    ------------ ------------
              PREFERRED STOCKS -- 2.2%
              BROADCASTING -- 0.4%
       1,063  Granite Broadcasting Corp.,
                12.750% Pfd.+ ......     439,683      696,265
         100  Gray Television Inc.,
                8.000% Cv. Pfd.,
                Ser. C (b)(d) ......   1,000,000    1,020,000
                                    ------------ ------------
                                       1,439,683    1,716,265
                                    ------------ ------------
              BUSINESS SERVICES -- 0.5%
      20,000  Interep National Radio Sales Inc.,
                4.000% Cv. Pfd.,
                Ser. A+ (b)(d) .....   2,000,000    2,040,000
                                    ------------ ------------
              COMMUNICATIONS EQUIPMENT -- 0.3%
      14,400  Allen Telecom Inc.,
                7.750% Cv. Pfd.,
                Ser. D .............     703,275    1,068,768
                                    ------------ ------------
              DIVERSIFIED INDUSTRIAL -- 0.1%
              WHX Corp.,
      58,000    6.500% Cv. Pfd.,
                Ser. A+ ............$    463,067 $    196,620
      81,500    $3.75 Cv. Pfd.,
                Ser. B+ ............   1,370,551      260,800
                                    ------------ ------------
                                       1,833,618      457,420
                                    ------------ ------------
              PUBLISHING -- 0.9%
     185,000  News Corp. Ltd., Pfd.,
                ADR ................   1,089,095    3,957,150
                                    ------------ ------------
              TELECOMMUNICATIONS -- 0.0%
       1,197  NTL Europe Inc.,
                10.000% Pfd.,
                Ser. A+ ............           0        3,980
                                    ------------ ------------
              TOTAL PREFERRED
                STOCKS .............   7,065,671    9,243,583
                                    ------------ ------------
              WARRANTS -- 0.0%
              BUSINESS SERVICES -- 0.0%
     125,000  Interep National Radio
                Sales Inc.,+ (b) ...           0            0
                                    ------------ ------------
              COMPUTER SOFTWARE AND SERVICES -- 0.0%
         430  Anacomp Inc., Cl. B+ .           0           26
                                    ------------ ------------
              HEALTH CARE -- 0.0%
      14,424  Del Global Technologies Corp.
                Warrants+ ..........      24,809        5,770
                                    ------------ ------------
              TELECOMMUNICATIONS -- 0.0%
          87  NTL Inc., Warrants
                Expire 01/13/11+ ...         124           19
                                    ------------ ------------
              TOTAL WARRANTS .......      24,933        5,815
                                    ------------ ------------
    PRINCIPAL
     AMOUNT
    ---------
              CORPORATE BONDS -- 0.1%
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.1%
 $  800,000   Exide Corp., Sub. Deb. Cv.,
                2.900%,
                12/15/05+ (c)(d) ...       6,000       12,488
    600,000   GenCorp Inc., Sub. Deb. Cv.,
                5.750%, 04/15/07 ...     556,204      508,500
                                    ------------ ------------
                                         562,204      520,988
                                    ------------ ------------
              BUILDING AND CONSTRUCTION -- 0.0%
    100,000   Foster Wheeler Ltd.,
                Sub. Deb. Cv.,
                6.500%, 06/01/07 ...      28,475       26,000
                                    ------------ ------------
              COMPUTER SOFTWARE AND SERVICES -- 0.0%
    300,000   Exodus Communications Inc.,
                Sub. Deb. Cv.,
                5.250%,
                02/15/08+ (c) ......       1,185        1,125
                                    ------------ ------------
              ENERGY AND UTILITIES -- 0.0%
    200,000   Friede Goldman Halter Inc.,
                Sub. Deb. Cv.,
                4.500%, 09/15/04+ (c)     26,000       21,000

                 See accompanying notes to financial statements.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

   PRINCIPAL                                       MARKET
    AMOUNT                             COST         VALUE
   ---------                           ----        ------

              CORPORATE BONDS (CONTINUED)
              ENERGY AND UTILITIES (CONTINUED)
 $  100,000   Ogden Corp., Sub. Deb. Cv.,
                6.000%,
                06/01/03+ (c) ......$     99,535 $      9,000
                                    ------------ ------------
                                         125,535       30,000
                                    ------------ ------------
              HEALTH CARE -- 0.0%
     28,848   Del Global Technologies Corp.,
                6.000%,
                03/28/07 (b) .......      28,848       21,636
     10,000   Inhale Therapeutic Systems,
                Sub. Deb. Cv.,
                6.750%,
                10/13/06 (d) .......       6,145        6,609
                                    ------------ ------------
                                          34,993       28,245
                                    ------------ ------------
              TELECOMMUNICATIONS -- 0.0%
    200,000   XO Communications Inc.,
                Sub. Deb. Cv.,
                5.750%,
                01/15/09+ (c)(d) ...         375          500
                                    ------------ ------------
              TOTAL CORPORATE
                BONDS ..............     752,767      606,858
                                    ------------ ------------

   PRINCIPAL                                       MARKET
    AMOUNT                             COST         VALUE
   ---------                           ----        ------
              U.S.  GOVERNMENT  OBLIGATIONS -- 3.2%
$13,831,000   U.S.  Treasury Bills,
                1.140% to 1.180%,
                04/03/03 to
                08/07/03++ .........$ 13,799,880 $ 13,801,458
                                    ------------ ------------
              TOTAL
                INVESTMENTS --
                100.0% .............$421,418,425  424,683,193
                                    ============
              OTHER ASSETS AND
                LIABILITIES (NET) -- 0.0% ......     (126,897)
                                                 ------------
              NET ASSETS -- 100.0% ............. $424,556,296
                                                 ============
-------------------
              For Federal tax purposes:
              Aggregate cost ................... $421,418,425
                                                 ============
              Gross unrealized appreciation .... $ 83,347,689
              Gross unrealized depreciation ....  (80,082,921)
                                                 ------------
              Net unrealized appreciation ...... $  3,264,768
                                                 ============
--------------------
(a) Security considered an affiliated holding because the Fund owns at least 5% of the outstanding shares.
(b)   Security fair valued under procedures established by the Board of
      Directors.
(c)   Security is in default.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2003, the market value of Rule 144A securities amounted to $3,079,597 or .73% of total net assets.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depository Receipt.

--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                                 MARCH 31, 2003
                                -----------------

        Aztar Corp.                           Midland Co.
        CLARCOR Inc.                          Park Place Entertainment Corp.
        CTS Corp.                             Robbins & Myers Inc.
        Flowers Foods Inc.                    Roper Industries Inc.
        Liberty Corp.                         Thomas Industries Inc.
--------------------------------------------------------------------------------

                 See accompanying notes to financial statements.

                        THE GABELLI SMALL CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost $421,418,425) ...............       $ 424,683,193
  Cash ....................................................                 791
  Dividends and interest receivable .......................             408,997
  Receivable for investments sold .........................              60,625
  Receivable for capital shares sold ......................           1,074,933
  Other Assets ............................................              17,398
                                                                  -------------
  TOTAL ASSETS ............................................         426,245,937
                                                                  -------------
LIABILITIES:
  Payable for investments purchased .......................             906,826
  Payable for capital shares redeemed .....................              56,660
  Payable for investment advisory fees ....................             355,559
  Payable for shareholder services ........................             120,117
  Payable for distribution fees ...........................              88,889
  Payable for shareholder communications ..................              86,668
  Other accrued expenses ..................................              74,922
                                                                  -------------
  TOTAL LIABILITIES .......................................           1,689,641
                                                                  -------------
  NET ASSETS applicable to 24,938,784
    shares outstanding ....................................       $ 424,556,296
                                                                  =============
NET ASSETS CONSIST OF:
  Capital stock, at par value .............................       $      24,939
  Additional paid-in capital ..............................         421,660,150
  Accumulated net investment loss .........................            (454,204)
  Accumulated net realized gain on investments
    and foreign currency transactions .....................              60,175
  Net unrealized appreciation on investments
    and foreign currency transactions .....................           3,265,236
                                                                  -------------
  TOTAL NET ASSETS ........................................       $ 424,556,296
                                                                  =============
  NET ASSET VALUE, offering and redemption
    price per share ($424,556,296 / 24,938,784
    shares outstanding; unlimited number of
    shares authorized of $0.001 par value) ................               $17.02
                                                                          ======

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of foreign taxes of $7,578) ................       $ 2,590,579
  Interest ..................................................           240,693
                                                                    -----------
  TOTAL INVESTMENT INCOME ...................................         2,831,272
                                                                    -----------
EXPENSES:
  Investment advisory fees ..................................         2,197,157
  Distribution fees .........................................           549,289
  Shareholder services fees .................................           245,602
  Shareholder communications expenses .......................            71,095
  Custodian fees ............................................            49,584
  Legal and audit fees ......................................            23,515
  Directors' fees ...........................................            22,460
  Registration fees .........................................            19,048
  Miscellaneous expenses ....................................            28,430
                                                                    -----------
  TOTAL EXPENSES ............................................         3,206,180
                                                                    -----------
  NET INVESTMENT LOSS .......................................          (374,908)
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS, FUTURES CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investments, futures
    contracts and foreign currency transactions .............         4,083,243
  Net change in unrealized appreciation on
    investments, futures contracts and
    foreign currency transactions ...........................         1,995,072
                                                                    -----------
  NET REALIZED AND UNREALIZED GAIN ON
    INVESTMENTS, FUTURES CONTRACTS AND
    FOREIGN CURRENCY TRANSACTIONS ...........................         6,078,315
                                                                    -----------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS .........................................       $ 5,703,407
                                                                    ===========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               SIX MONTHS ENDED
                                                                                MARCH 31, 2003            YEAR ENDED
                                                                                  (UNAUDITED)         SEPTEMBER 30, 2002
                                                                                ---------------       ------------------
OPERATIONS:
  Net investment loss .......................................................    $    (374,908)         $    (999,507)
  Net realized gain on investments, futures contracts and
    foreign currency transactions ...........................................        4,083,243              4,994,295
  Net change in unrealized depreciation on investments,
    futures contracts and foreign currency transactions .....................        1,995,072            (10,113,304)
                                                                                 -------------          -------------
   NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........        5,703,407             (6,118,516)
                                                                                 -------------          -------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ....................................................          (75,408)              (314,152)
   Net realized short-term gain on investments ..............................         (224,866)            (3,455,301)
   Net realized long-term gain on investments ...............................       (6,071,352)            (4,307,907)
                                                                                 -------------          -------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS .......................................       (6,371,626)            (8,077,360)
                                                                                 -------------          -------------
CAPITAL SHARE TRANSACTIONS:
  Net increase/(decrease) in net assets from capital share transactions .....       (3,191,130)            69,746,245
                                                                                 -------------          -------------
  NET INCREASE/(DECREASE) IN NET ASSETS .....................................       (3,859,349)            55,550,369
NET ASSETS:
  Beginning of period .......................................................      428,415,645            372,865,276
                                                                                 -------------          -------------
  End of period .............................................................    $ 424,556,296          $ 428,415,645
                                                                                 =============          =============

                 See accompanying notes to financial statements.

THE GABELLI SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Small Cap Growth Fund (the "Fund") is a series of Gabelli Equity Series Funds, Inc. (the "Corporation"), which was organized on July 25, 1991 as a Maryland corporation. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of three separately managed portfolios (collectively, the "Portfolios") of the Corporation, each with four separate classes of shares known as Class AAA, Class A, Class B and Class C. Currently, only Class AAA Shares are offered to the public. The Fund's primary objective is capital appreciation. The Fund commenced investment operations on October 22, 1991.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with accounting principals generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

THE GABELLI SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. At March 31, 2003, there were no open forward foreign exchange contacts.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States.

THE GABELLI SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)(UNAUDITED)
--------------------------------------------------------------------------------

EXPENSES. Certain administrative expenses are common to, and allocated among, the Portfolios. Such allocations are made on the basis of each Portfolio's average net assets or other criteria directly affecting the expenses as determined by the Adviser.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended March 31, 2003, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $549,289, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended March 31, 2003, other than short term securities, aggregated $33,670,918 and $4,358,081, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the six months ended March 31, 2003, the Fund paid brokerage commissions of $82,053 to Gabelli & Company, Inc. and its affiliates.

The cost of calculating the Fund's net asset value per share is a Fund expense pursuant to the Investment Advisory Agreement between the Fund and Gabelli Funds, LLC (the "Adviser"). During the six months ended March 31, 2003, the Fund reimbursed the Adviser $17,400 in connection with the cost of computing the Fund's net asset value.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings against the line of credit during the six months ended March 31, 2003.

8. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                           SIX MONTHS ENDED
                                                            MARCH 31, 2003                      YEAR ENDED
                                                              (UNAUDITED)                   SEPTEMBER 30, 2002
                                                     ----------------------------      ----------------------------
                                                        SHARES          AMOUNT            SHARES           AMOUNT
                                                     ----------      ------------      ----------     -------------
Shares sold ......................................... 3,161,063      $ 56,036,020      11,939,999     $ 234,497,129
Shares issued upon reinvestment of dividends ........   338,279         6,099,157         413,536         7,717,258
Shares redeemed .....................................(3,708,922)      (65,326,308)     (8,971,244)     (172,468,142)
                                                     ----------      ------------      ----------     -------------
Net increase (decrease) .............................  (209,580)     $ (3,191,131)      3,382,291     $  69,746,245
                                                     ==========      ============      ==========     =============

THE GABELLI SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)(UNAUDITED)
--------------------------------------------------------------------------------

9. TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS. The 1940 Act defines affiliated issuers as those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the six months ended March 31, 2003, is set forth below:

                                                                                              PERCENT
                                  SHARES                                      VALUE AT         OWNED
                    BEGINNING    PURCHASED   ENDING    REALIZED  DIVIDEND   SEPTEMBER 30,    OF SHARES
                     SHARES       (SOLD)     SHARES     (LOSS)    INCOME        2002        OUTSTANDING
                     ------       -----      ------    -------    ------    ------------    -----------
Trans-Lux Corp. .... 90,000       2,000      92,000    $     0    $6,440      $483,000         9.45%
                     ------       -----      ------    -------    ------      --------         -----

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


Selected data for a share of capital stock outstanding throughout each period:

                                             SIX MONTHS ENDED                   YEAR ENDED SEPTEMBER 30,
                                              MARCH 31, 2003    ------------------------------------------------------------
                                                (UNAUDITED)       2002         2001         2000         1999        1998
                                             ----------------     ----         ----         ----         ----        ----
OPERATING PERFORMANCE:
   Net asset value, beginning of period ....     $  17.04      $  17.13     $  23.60      $  21.84     $  18.81     $  25.42
                                                 --------      --------     --------      --------     --------     --------

   Net investment income (loss) ............        (0.01)        (0.04)        0.06          0.06        (0.07)       (0.03)
   Net realized and unrealized gain (loss)
     on investments ........................         0.25          0.31        (1.75)         4.16         3.63        (2.99)
                                                 --------      --------     --------      --------     --------     --------
   Total from investment operations ........         0.24          0.27        (1.69)         4.22         3.56        (3.02)
                                                 --------      --------     --------      --------     --------     --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ...................        (0.01)        (0.01)       (0.05)           --           --           --
   Net realized gain on investments ........        (0.25)        (0.35)       (4.73)        (2.46)       (0.53)       (3.59)
                                                 --------      --------     --------      --------     --------     --------
   Total distributions .....................        (0.26)        (0.36)       (4.78)        (2.46)       (0.53)       (3.59)
                                                 --------      --------     --------      --------     --------     --------
   NET ASSET VALUE, END OF PERIOD ..........     $  17.02      $  17.04     $  17.13      $  23.60     $  21.84     $  18.81
                                                 ========      ========     ========      ========     ========     ========
   Total return+ ...........................        1.30%         1.39%      (7.47)%        21.00%       19.24%     (13.53)%
                                                 ========      ========     ========      ========     ========     ========
RATIOS TO AVERAGE NET ASSETS AND
   SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ....     $424,556      $428,416     $372,865      $366,459     $305,403     $277,820
   Ratio of net investment income (loss)
     to average net assets .................      (0.17)%(b)    (0.22)%        0.30%         0.26%      (0.34)%      (0.14)%
   Ratio of operating expenses
     to average net assets .................        1.46%(b)      1.45%        1.45%         1.49%(a)     1.56%(a)     1.44%
   Portfolio turnover rate .................           1%           10%          17%           47%          24%          20%

------------------
  + Total return  represents  aggregate  total return of a  hypothetical  $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) The Fund incurred interest expense during the fiscal years ended September 30, 2000 and 1999. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.49% and 1.53%, respectively.
(b) Annualized.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
     GABELLI FUNDS AND YOUR PERSONAL PRIVACY
     ---------------------------------------------------------------------------

     WHO ARE WE?
     The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?
     If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

     o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

     o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?
     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?
     We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------

                        Gabelli Equity Series Funds, Inc.
                        THE GABELLI SMALL CAP GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                   Net Asset Value available daily by calling
                           800-GABELLI after 6:00 P.M.


                               BOARD OF DIRECTORS
Mario J. Gabelli, CFA                             Karl Otto Pohl
CHAIRMAN AND CHIEF                                FORMER PRESIDENT
INVESTMENT OFFICER                                DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Anthony J. Colavita                               Anthony R. Pustorino
ATTORNEY-AT-LAW                                   CERTIFIED PUBLIC ACCOUNTANT
ANTHONY J. COLAVITA, P.C.                         PROFESSOR EMERITUS
                                                  PACE UNIVERSITY

Vincent D. Enright                                Anthonie C. van Ekris
FORMER SENIOR VICE PRESIDENT                      MANAGING DIRECTOR
AND CHIEF FINANCIAL OFFICER                       BALMAC INTERNATIONAL, INC.
KEYSPAN ENERGY CORP.

John D. Gabelli                                   Salvatore J. Zizza
SENIOR VICE PRESIDENT                             CHAIRMAN
GABELLI & COMPANY, INC.                           HALLMARK ELECTRICAL
                                                  SUPPLIES CORP.

Robert J. Morrissey
ATTORNEY-AT-LAW
MORRISSEY, HAWKINS & LYNCH

                                    OFFICERS
Bruce N. Alpert                                   Gus Coutsouros
PRESIDENT                                         VICE PRESIDENT AND TREASURER

James E. McKee
SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB443Q103SR


[GRAPHIC OMITTED]
PICTURE OF MARIO GABELLI

                    THE
                    GABELLI
                    SMALL CAP
                    GROWTH
                    FUND
                                                              SEMI-ANNUAL REPORT
                                                                  MARCH 31, 2003